UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2010

PACIFIC MERCANTILE BANCORP

(Exact name of registrant as specified in its charter)

California	0-30777	33-0898238
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

949 South Coast Drive, Costa Mesa, California		92626
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (714) 438-2500

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On April 23, 2010, Pacific Mercantile Bancorp, a California corporation, issued a press release announcing its consolidated financial results for its first quarter ended March 31, 2010. A copy of that press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01	Regulation FD Disclosure

On April 21, 2010, the Company issued a press release announcing that Gordon C. Rausser, Ph.D., had been nominated for election to the Company’s Board of Directors, subject to his obtaining required bank regulatory clearances to serve as a member of the Board.

As set forth in the press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, Dr. Rausser is, and since 1986 has been, the Robert Gordon Sproul Distinguished Professor at the University of California, Berkeley. Dr. Rausser also has assumed a wide array of leadership positions at UC Berkeley, including serving on the UC Berkeley Board of Trustees from 1994 to 2001, and as the Dean of the College of Natural Resources from 1998 to 2000. He also has held a professorship in economics and statistics at Harvard University, where he won the Faculty Excellence in Teaching Award in 1978. Dr. Rausser served, from 1988 to 1990, as the Chief Economist of the U.S. Agency for International Development, and from 1986 to 1987 as Senior Economist on the President’s Council of Economic Advisors. Dr. Rausser has been elected a fellow of the American Agricultural Economics Association (AAEA), the American Statistical Association and the American Association for the Advancement of Science. His broad research interests focus on contract markets, including the application of risk management frameworks to contract markets, public policy, economic regulation, political economy, environmental and natural resource economics, applied econometrics and statistical decision theory. As a result, Dr. Rausser will bring a wealth of knowledge to the Board with respect to economic policies and issues that impact the Company’s business, and considerable insight into risk management issues and knowledge regarding the formulation and operation of risk management systems.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and neither such information nor Exhibits 99.1 and 99.2 shall be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release issued April 23, 2010, announcing the consolidated financial results of Pacific Mercantile Bancorp for its first quarter ended March 31, 2010.

99.2	Press Release issued April 21, 2010 reporting the nomination of Gordon C. Rausser, Ph.D., for election to the Board of Directors of Pacific Mercantile Bancorp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC MERCANTILE BANCORP

Date: April 26, 2010	By:	/s/ NANCY GRAY
Nancy Gray, Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release issued April 23, 2010, announcing the consolidated financial results of Pacific Mercantile Bancorp for its first quarter ended March 31, 2010.

99.2	Press Release issued April 21, 2010 reporting the nomination of Gordon C. Rausser, Ph.D., for election to the Board of Directors of Pacific Mercantile Bancorp.

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